Exhibit 32.2

KLX ENERGY SERVICES HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KLX Energy Services Holdings,  Inc. (the “Company”) on Form 10-Q for the quarter ended April 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas P. McCaffrey, Senior Vice President and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2019	By:	/s/ Thomas P. McCaffrey
Thomas P. McCaffrey
Senior Vice President and Chief Financial Officer